SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 28, 2003
                                  -------------

                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                     0-23340                    51-0332317
      --------                     -------                    ----------
  (State or other                (Commission                (IRS Employer
    jurisdiction                 File Number)            Identification Number)
  of incorporation


     105 Westpark Drive, Suite 200, Brentwood, Tennessee             37027
     ---------------------------------------------------             -----
         (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code: (615) 373-3100
                                                         --------------


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

           (c)    Exhibits.

           99.1 Press Release dated July 28, 2003 issued by America Service Group Inc. reporting results for the second quarter ended June 30, 2003.

Item 12.  Results of Operations and Financial Condition.

           On July 28, 2003, America Service Group Inc. (the "Company") issued a press release reporting results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICA SERVICE GROUP INC.



Date:  July 28, 2003                 By:
                                        ---------------------------------------
                                        Michael Catalano
                                        Chairman, President and Chief
                                        Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
-------   -----------------------
99.1 Press release dated July 28, 2003 issued by America Service Group Inc. reporting results for the second quarter ended June 30, 2003.